UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   November 3, 2009

AGA MEDICAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34494 (Commission File Number)	41-1815457 (IRS Employer Identification No.)

5050 Nathan Lane North Plymouth, Minnesota (Address of principal executive offices)	55442 (Zip Code)

(763) 513-9227

(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                             Results of Operations and Financial Condition.

On November 3, 2009, AGA Medical Holdings, Inc. issued a press release announcing its financial results for its third quarter quarter ended September 30, 2009.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

As provided in General Instruction B.2 of Form 8-K, the information and exhibits contained in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01                                             Financial Statements and Exhibits.

(d)                            Exhibits

Exhibit No.	Description

Exhibit 99.1	Press release dated November 3, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGA MEDICAL HOLDINGS, INC. (Registrant)

Date: November 3, 2009	By:	/s/ Ronald E. Lund
	Name:	Ronald E. Lund
	Title:	Senior Vice President, General Counsel and Secretary